Exhibit 10.46

AMENDMENT NO. 13 TO THE NONEXCLUSIVE VALUE ADDED DISTRIBUTOR AGREEMENT

This Amendment No. 13 ("the Amendment") to the Nonexclusive Value Added Distributor Agreement by and between ScanSource, Inc. ("Distributor"), a South Carolina corporation with a place of business at 6 Logue Court, Greenville, South Carolina, 29615, and Cisco Systems, Inc., a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA 95134 ("Cisco"), is effective as of the date of last signature below (the "Amendment Effective Date"). All capitalized terms contained herein shall have the same meaning as the terms defined in the Agreement unless specifically modified in this Amendment.

WHEREAS, Cisco and Distributor previously entered into a Nonexclusive Value Added Distributor Agreement dated January 22, 2007, as amended (the "Agreement"); and

WHEREAS, Cisco and Distributor desire to delete Exhibit D ("ScanSource Freight Policy") and update Exhibit E ("Affiliate List") of the Agreement;

NOW THEREFORE, in consideration of the covenants and promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged by all of the parties to this Amendment, Cisco and Distributor hereby represent, covenant and agree as follows:

1. Exhibit D ("ScanSource Freight Policy") is hereby deleted in its entirety and any reference to it in the Agreement shall no longer apply as of the Amendment Effective Date.

2. Exhibit E ("Affiliate List") is hereby replaced in its entirety by Appendix 1 attached hereto.

3. This Amendment may be executed in one or more counterparts, each of which when so executed and delivered will be an original and all of which together will constitute one and the same instrument. Facsimile signatures and electronic signatures will be deemed to be equivalent to original signatures for purposes of this Amendment.

4. All other terms of the Agreement remain the same. Capitalized terms in the Amendment shall have the same meaning as those terms have in the Agreement.